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                                                                 Exhibit 10.4(s)

                      LOAN DOCUMENTS MODIFICATION AGREEMENT

     THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 20th day of January, 2006, by and among INNOTRAC CORPORATION, a Georgia corporation and successor by merger to iFULFILLMENT, Inc., a Georgia corporation (hereinafter referred to as "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to SOUTHTRUST BANK, (hereinafter referred to as "Lender").

                              BACKGROUND STATEMENT

     Borrower and Lender are parties to that certain Third Amended and Restated Line of Credit Note dated May 10, 2004, made by Borrower (and iFulfillment, Inc.) to the order of Lender in the original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), as modified by the parties from time to time (hereinafter referred to as the "Note", and the loan evidenced thereby as the "Loan"). The Note is secured by that certain (a) Second Amended and Restated Loan and Security Agreement by and between Borrower and Lender dated as of April 3, 2003, as subsequently modified by the parties from time to time (the "Loan Agreement"), and (b) any and all other documents related to the aforementioned documents, as subsequently modified by the parties from time to time (hereinafter collectively referred to as the "Loan Documents"). Borrower and Lender have agreed to amend the Loan Agreement and to modify all of the other Loan Documents to extend the Commitment Period through February 28, 2006, subject to the terms and conditions set forth below.

                                    AGREEMENT

     FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

     1. MODIFICATION OF LOAN AGREEMENT. As of the date hereof, the representations and warranties set forth in the Loan Agreement are hereby affirmed to be true and correct as of the date hereof. Effective as of the date hereof, Section 1.1 of the Loan Agreement is amended by deleting the definition of "Commitment Period" in its entirety and replacing the same with the following substitute definition:

          "Commitment Period - shall mean that period during which Bank is obligated to make advances under the Line of Credit Loan hereunder, as provided in Section 2.1 hereof. The Commitment Period shall commence upon satisfaction of the conditions to lending set forth in Article III and shall continue until February 28, 2006, unless sooner terminated according to the provisions hereof."

     2. MODIFICATION OF NOTE. Effective as of the date hereof, the paragraph on page 2 of the Note starting with the words "Interest only at said rates..." is hereby amended by deleting the second sentence of such paragraph and replacing such sentence with the following substitute sentence:

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          "On February 28, 2006, all unpaid principal, plus accrued and unpaid interest, shall be due and payable in full."

     3. MODIFICATION OF LOAN DOCUMENTS. As of the date hereof, Borrower hereby reaffirms and restates each and every warranty and representation set forth in the Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents to the Loan Agreement or the Note shall refer to the Loan Agreement and Note as herein amended.

     4. RATIFICATION; EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Note, the Loan Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to modify the Loan Agreement, Borrower agrees to pay all fees and expenses incurred in connection with this Amendment, including Lender's attorneys' fees and expenses.

     5. NO DEFENSES; RELEASE. For purposes of this Paragraph 5, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Lender, respectively, and each of their respective predecessors, successors, and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner, and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties: and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims, recoupments or causes of action of any kind or nature whatsoever with respect to the Loan, the Note and the other Loan Documents or the indebtedness evidence and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to any other administration or funding of the Loan, or with respect to any other transaction, matter of occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties, with respect to each of the same, limited only to the extent that such acts, claims or actions exist on or prior to the date hereof (all of said defenses, setoffs, claims, counterclaims, recoupments or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto.

     6. NO NOVATION. Borrower and Lender hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents are hereby ratified


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and affirmed and shall remain valid and in full force and effect except as may be hereinabove modified and amended.

     7. NO RELEASE OF COLLATERAL. Borrower further acknowledges and agrees that this Amendment shall in no way occasion a release of any collateral held by Lender as security to or for the Loan, and that all collateral held by Lender as security to or for the Loan shall continue to secure the Loan.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

     IN WITNESS WHEREOF, this Amendment has been duly executed and under seal by Borrower and Lender, as of the day and year first above written.

                                        BORROWER:

                                        INNOTRAC CORPORATION,
                                        a Georgia corporation (SEAL)


                                        By:
                                            ------------------------------------
                                            Scott D. Dorfman,
                                            Chairman, President and
                                            Chief Executive Officer


                                        Attest:
                                                --------------------------------
                                                Christine A. Herren,
                                                Assistant Secretary


                                        LENDER:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        successor by merger to SouthTrust Bank


                                        By:
                                            ------------------------------------
                                            Catherine Cowan,
                                            Director


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